SUMMARY PROSPECTUS – MAY 1, 2011 RS Capital Appreciation Fund

Share Class (Ticker): Class A (RCAPX), Class C (RCACX), Class K (RCAKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/Communications/ProspectusesandAnnualReports.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2011, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2010.

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 113 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 38 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class C		Class K
Management Fees	0.80%		0.80%		0.80%
Distribution (12b-1) Fees	0.25%		1.00%		0.65%
Other Expenses[3]	0.30%		0.37%		0.22%
Total Annual Fund Operating Expenses[4]	1.35%		2.17%		1.67%
Fee Waiver/Expense Reimbursement[4]	-0.10%		-0.10%		-0.10%
Net Expenses[4]	1.25%		2.07%		1.57%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Contingent deferred sales load applies for shares sold within one year of purchase.
3	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.
4	RS Investments has contractually agreed through April 30, 2012, to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A’s Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes and extraordinary expenses) exceed 1.25%, and to reduce the management fee paid by each of the other classes of the Fund so that each of those classes bears the same level of management fees as Class A shares during the period. The management fee waiver for Class C and Class K shares may be greater or less than the amount shown in the table based on the actual expenses incurred by Class A shares during the period. This management fee waiver will continue through April 30, 2012, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class K	Class A	Class C	Class K
1 Year	$596	$310	$160	$596	$210	$160
3 Years	$873	$669	$517	$873	$669	$517
5 Years	$1,170	$1,155	$898	$1,170	$1,155	$898
10 Years	$2,013	$2,495	$1,968	$2,013	$2,495	$1,968

RS CAPITAL APPRECIATION FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on September 7, 2010. During the most recent fiscal year, the Fund’s portfolio turnover rate (not annualized) was 22% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks. The Fund typically invests primarily in the securities of U.S. large capitalization companies, but may invest in the securities of foreign companies and companies of any market capitalization. The Fund’s investment team currently considers a company to be large-capitalization if its market capitalization is between $1.0 billion and the market capitalization of the largest company included in the S&P 500® Index on the last day of the most recent quarter (currently, approximately $417.2 billion, based on the size of the largest company on March 31, 2011). The Fund may invest in securities traded on securities exchanges or over-the-counter. The Fund’s investment team currently expects that the Fund will normally hold between 20 and 30 securities positions.

The Fund’s investment team combines elements of traditional growth and value investment disciplines in its management of the Fund. The investment team performs fundamental research on individual companies and seeks to identify advantaged businesses that can produce predictable and growing excess cash flow. The team seeks to purchase companies with these growth characteristics only when the companies’ current market value is lower than the investment team’s estimate of the companies’ long-term intrinsic values.

The investment team seeks to identify “advantaged businesses,” which are companies the investment team believes have one or more of the following growth characteristics:

■	Growth potential — companies that can grow by leveraging their structural, competitive and economic positions into other markets and/or products

■	Financial strength — companies with solid financial foundations, as represented by strong balance sheets and prudent levels of debt

■

Cash flow generation — companies that can typically generate excess cash flow beyond that needed to fund internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings

■	Pricing flexibility — companies that demonstrate the ability to insulate their economics from extremely competitive pricing pressure

■	Franchise position — companies that typically have a leading market share, or a defined niche in their market

■	Competitive barriers to entry — companies that tend to operate in industries with significant barriers to entry

■	Attractive returns on capital — companies that tend to generate above average returns on the capital they deploy

Once the investment team identifies an advantaged company with one or more of these growth characteristics, it evaluates the company’s current market price on the basis of a number of criteria, including:

■	Discounted cash flow analysis — whether the company’s current market value reflects an acceptable discount to the value of the business as determined by cash flow analysis

■

Discount to comparable transaction value — whether the company’s current market value reflects a substantial discount from a price at which the securities of comparable businesses have been sold in arms length transactions

■

Discount to asset value — whether the company’s current market value reflects a substantial discount from the company’s asset value, as determined by the Fund’s investment team based on its analysis of the company’s hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises.

While investments are generally made for the long term, they are typically sold when the investment team believes that:

■	Anticipated price appreciation has been achieved or is no longer probable;

■	Alternate investments offer superior total return prospects; or

■	A fundamental change has occurred in the company or its market.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

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RS CAPITAL APPRECIATION FUND

Non-diversification Risk

The Fund is a non-diversified mutual fund. A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund.

Small and Mid-sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk

Foreign securities are subject to political, regulatory and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Fund Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The Fund is the successor to Oak Value Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and table includes that of the Predecessor Fund for periods prior to September 7, 2010. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.rsinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Second Quarter 2003 26.13% Worst Quarter Fourth Quarter 2008 -21.85%

Average Annual Total Returns (periods ended 12/31/10)
	1 Year	5 Years	10 Years	Since Inception (1/18/93)
Class A Shares
Return Before Taxes	3.11%	1.77%	1.47%	8.51%
Return After Taxes on Distributions	3.07%	0.14%	0.58%	7.50%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	1.34%	1.14%	7.32%
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	8.15%

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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RS CAPITAL APPRECIATION FUND

Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, Class C and Class K shares do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the two classes would differ from the returns of Class A to the extent that Class C and Class K shares do not have the same expenses as Class A shares.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Team

David R. Carr Jr. has been a co-portfolio manager of the Fund since 1993. Larry D. Coats Jr. has been a co-portfolio manager of the Fund since 2003. Christy L. Phillips has been a co-portfolio manager of the Fund since 2008.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Capital Appreciation Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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